SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 5, 2002

Knight-Ridder, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, San Jose, California	95113

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 938-7700

Inapplicable

(Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure

         On August 5, 2002, each of the Principal Executive Officer, P. Anthony Ridder, and Principal Financial Officer, Gary Effren, of Knight-Ridder, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

	By:	/s/ Margaret Randazzo

Margaret Randazzo Vice President and Controller

Dated: August 5, 2002

EXHIBIT INDEX

Exhibit

Number	Name

99.1	Statement Under Oath of Principal Executive Officer dated August 3, 2002 in response to Securities and Exchange Commission Order No. 4-460.

99.2	Statement Under Oath of Principal Financial Officer dated August 3, 2002 in response to Securities and Exchange Commission Order No. 4-460.